CONFIDENTIAL TREATMENT REQUEST

SECOND AMENDMENT TO

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) is made effective as of 5 December 2008 (the “Second Amendment Effective Date”), by and between PALATIN TECHNOLOGIES, INC., a Delaware corporation having an address of Cedar Brook Corporate Center, 4C Cedar Brook Drive, Cranbury, New Jersey 08512 (“Palatin”) and ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Södertälje, Sweden (“AstraZeneca”).

Recitals

A)

WHEREAS, AstraZeneca and Palatin are parties to that certain Research Collaboration and License Agreement effective as of January 30, 2007 and amended through a First Amendment effective as of June 27, 2008 (collectively the “Agreement”);

B)	WHEREAS, as part of the Agreement, Palatin inter alia granted to AstraZeneca a license to the Licensed Patents and the Parties agreed to collaborate to generate Collaboration Compounds to be owned by AstraZeneca;

C)	WHEREAS, Palatin granted to AstraZeneca Additional Licenses in respect of the Additional Compounds and Additional Licensed Patents specified on Schedule 1 following a JEC Designation on 30 June 2008 and ***;

D)	WHEREAS, Palatin has agreed to grant to AstraZeneca Additional Licenses in respect of further Additional Compounds and Additional Licensed Patents as set forth below in this Second Amendment;

INFORMATION MARKED “***” IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 24b-2

E)	WHEREAS, in furtherance of the Research Collaboration, Palatin will ***;

F)	WHEREAS, the Parties wish to extend the Collaboration Term and amend the Research Plan to cover further research efforts to be conducted by the Parties;

G)	WHEREAS, the Parties have entered into a Clinical Trial Sponsored Research Agreement of even date herewith, whereby Palatin has agreed to conduct a certain clinical trial ***; and

H)	WHEREAS, the Parties, in view of the above, wish to amend the Agreement on the terms set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Second Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1      Definitions and Construction

Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Unless the context otherwise requires, reference to “the Agreement” or “this Agreement” shall be construed to mean the Agreement as amended by this Second Amendment.

2      Amendments to Article 1 (Definitions)

2.1      Sections 1.104 and 1.107 are amended to read in their entirety as follows:

“1.104     “Additional Compound” means ***.

1.107     “Additional Licensed Patents” means ***

2.2      The following new Sections 1.117-1.125 are added to the Agreement:

“1.117          “AstraZeneca *** Notice” has the meaning set forth in Section 3.18.

1.118     “Clinical Trial Agreement” means the Clinical Trial Sponsored Research Agreement between Palatin and AstraZeneca of even date herewith.

1.119     “Lead Compound” means an Agreement Compound ***.

1.120     “Lead Optimisation” means ***.

1.121     “New Non-Agreement Compound” has the meaning set forth in Section 3.14.

1.122     “Non-Agreement Compound” has the meaning set forth in Section 3.14.

1.123     “Old Non-Agreement Compound” has the meaning set forth in Section 3.14.

1.124     “Research Records” has the meaning set forth in Section 3.6.

1.125     “Second Amendment Effective Date” means 5 December 2008.”

2.3      The Research Plan, Schedule 1.92 to the Agreement, is amended as set forth in Schedule 1.92 to this Second Amendment.

3      Amendments to Article 3 (Research Collaboration)

3.1      Section 3.6 of the Agreement is amended to read in its entirety as follows:

“3.6     Regulatory Records. Palatin and AstraZeneca each shall maintain, or cause to be maintained, laboratory notebooks and other records (collectively, “Research Records”) of its respective activities under the Research Collaboration in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of its respective activities under the Research Collaboration, and which shall be ***; provided always that before destroying any such Research Record upon expiration of such period Palatin shall offer AstraZeneca in writing to transfer such Research Record to AstraZeneca and shall, should AstraZeneca declare in writing that it wishes to have such Research Record transferred, transfer it to AstraZeneca, at AstraZeneca's cost, without unreasonable delay. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such Research Records. Without prejudice to Palatin’s obligations set forth above in this Section 3.6, Palatin shall (i), as from the Second Amendment Effective Date, ***.”

3.2      Palatin confirms that it has provided or will provide to AstraZeneca copies of Additional Know-How pursuant to Section 3.4.1 of the Agreement, promptly after the AstraZeneca Notice on 10 July 2008 and the Second Amendment Effective Date respectively.

3.3      The list of Key Personnel, Schedule 3.2 to the Agreement, is amended as set forth in Schedule 3.2 to this Second Amendment.

3.4      Article 3 of the Agreement is amended by adding the following new Sections 3.13 through 3.20 to the Agreement:

“3.13     All compounds covered or claimed by the patent applications set forth in Schedule 1.107 shall as from the Second Amendment Effective Date constitute Additional Compounds and be included in the Additional License.

3.14     For the purpose hereof, the term “Non-Agreement Compound” shall mean any compound – other than an Agreement Compound, AZ Compound or a Collaboration Result – ***.

3.15     Promptly after the Second Amendment Effective Date, Palatin shall, and shall cause its Affiliates to, without any additional compensation being payable to Palatin, provide to AstraZeneca ***.

3.16     On and after the Second Amendment Effective Date, Palatin shall, and shall cause its Affiliates to, without any additional compensation being payable to Palatin, promptly upon such information becoming available to Palatin, ***.

3.17     Without prejudice to any other rights or licenses granted by Palatin to AstraZeneca under this Agreement, Palatin hereby grants to AstraZeneca and its Affiliates a royalty free, fully paid-up, perpetual, exclusive (including with regard to Palatin and its Affiliates), subject to a retained right thereto for the sole purpose of Palatin carrying out its obligations under the Research Collaboration, right and license in the Territory, with the right to grant sublicenses, under Palatin’s right, title and interest in and to the ***.

3.18     AstraZeneca may, at its sole discretion and at any time during the period starting on the Second Amendment Effective Date and continuing until the earlier to occur of *** select one or more of any Non-Agreement Compound, other than *** for licensing hereunder, by giving Palatin written notice thereof (an “AstraZeneca Non-Agreement Compound Notice”).

3.19     Upon AstraZeneca’s provision of an AstraZeneca Non-Agreement Compound Notice to Palatin pursuant to Section 3.18, any Non-Agreement Compound thus selected for licensing hereunder will, without any additional compensation to Palatin, automatically become an Additional Compound and be included in the Additional License, provided, however, that solely in respect of any Old Non-Agreement Compound thus selected for licensing in an AstraZeneca Non-Agreement Compound Notice, the Additional Licence shall be subject to any rights or licenses granted by Palatin to any Third Party prior to the Second Amendment Effective Date ***. AstraZeneca and Palatin shall promptly for identification purposes designate, in writing on a separate document to be attached hereto, the ***. The patents or patent applications thus designated therein shall, for the avoidance of doubt and without prejudice to the generality of Section 1.107, ***.

3.20     For so long as AstraZeneca has the right to give an AstraZeneca Non-Agreement Compound Notice as to any Non-Agreement Compound, Palatin shall:

(i)	not grant any Third Party any right as to any Non-Agreement Compounds for any use within the Licensed Field, and

(ii)	not grant any Third Party any right as to any Non-Agreement Compounds as to which AstraZeneca has the right to give an AstraZeneca Non-Agreement Compound Notice for any use outside of the Licensed Field, unless ***.”

4      Amendments to Article 4 (Management of the Research Collaboration)

4.1      The following is inserted immediately after the first sentence in Section 4.4.1 of the Agreement:

“In addition to and without limiting Palatin’s obligations set forth above in this Section 4.4.1, Palatin shall at AstraZeneca’s request and expense promptly make available to AstraZeneca copies or (if requested by AstraZeneca) originals of all Research Records, including laboratory notebooks, provided that Palatin shall be entitled to ***.”

5      Amendments to Article 7 (Ownership and Grant of Rights)

5.1      The following new Section 7.1(e) is inserted immediately following Section 7.1(d) of the Agreement:

“7.1(e)     Following Palatin’s written request and subject to AstraZeneca’s written consent in respect of each separate compound, AstraZeneca shall grant to Palatin ***, provided that Palatin shall indemnify and hold harmless AstraZeneca and its Affiliates, Distributors and Sublicensees from any Losses with respect to the use of such compound ***. AstraZeneca shall, as soon as reasonably practical following Palatin’s written request to AstraZeneca ***.”

6      Amendments to Article 9 (Research Funding)

6.1      The following new Section 9.2.1 is inserted immediately following Section 9.2 of the Agreement:

“9.2.1     Invoices and Payments During the Third Collaboration Year. The following shall apply with respect to the research funding to be provided by AstraZeneca hereunder during the third Collaboration Year:

(i)

During the third Collaboration Year, AstraZeneca shall pay to Palatin up to *** for the third Collaboration Year, as specified in the Research Plan, with the FTE Rate ***. Payment shall be made subject to the provisions set out below in this Section 9.2.1.

(ii)

Palatin shall, within thirty (30) days after the end of each Calendar Quarter during the third Collaboration Year, invoice AstraZeneca for amounts due to Palatin from AstraZeneca pursuant to Section 9.1 ***, for the ensuing Calendar Quarter (subject always to (iv) below in this Section 9.2.1). Each invoice shall fulfil the requirements set forth in Section 9.2. For the avoidance of doubt, Palatin shall, within *** after the end of each Calendar Quarter, furnish AstraZeneca with a forecast of the number and purpose of the FTEs to be provided by Palatin in the Research Collaboration during such ensuing Calendar Quarter and a report from Palatin’s time reporting system on FTE effort and Third Party costs spent in relation to the Research Collaboration during the immediately preceding Calendar Quarter, if any. Each invoice submitted by Palatin to AstraZeneca in accordance with the above shall be payable to Palatin within *** after receipt by AstraZeneca of a correct invoice with supporting documentation.

(iii)	Palatin shall, no later than *** after the end of the third Collaboration Year, send a report relating to the FTEs actually provided by Palatin and budgeted and approved Third Party costs actually paid by Palatin to the Research Collaboration during such Collaboration Year. Without prejudice to any other remedy available to AstraZeneca, any amount paid by AstraZeneca for which Palatin has not provided the corresponding number of FTEs or paid budgeted and approved Third Party Costs during such Collaboration Year, shall be refunded by Palatin to AstraZeneca at AstraZeneca’s request and any such amounts not so refunded may be deducted by AstraZeneca from any subsequent payments to be made by AstraZeneca to Palatin for FTE funding hereunder and, if necessary to recover the amount, from milestone payments and royalty payments.

(iv)	The Total Budgeted Amount is the maximum aggregate amount payable to Palatin for FTEs provided and Third Party costs incurred by Palatin during the third Collaboration Year. AstraZeneca shall thus not in any case be obligated to make any further payments to Palatin in respect of such FTEs or Third Party costs above the Total Budgeted Amount.”

7      Amendments to Article 10 (Consideration)

7.1      The following new Section 10.1.4 is added to the Agreement:

“10.1.4      Additional Investment Fee. AstraZeneca shall pay to Palatin one million six hundred thousand U.S. Dollars ($1,600,000) ***.”

7.2      The following new Section 10.2.3 is added to the Agreement:

“10.2.3          Each of the amounts payable as milestone payments pursuant to Section 4.8 of the Clinical Trial Agreement, when and if paid or due, shall constitute an offset against and credit for such amounts as may be payable, at any time, by AstraZeneca to Palatin pursuant to Section 10.1.2.1 (A) (i) through (iv) above. For the avoidance of doubt, ***.

     For the purpose of Section 10.2.1, any amount paid or due under Section 4.8 of the Clinical Trial Agreement shall be deemed as a milestone payment under Section 10.1.2.1 (A), such that in the example referred to in the foregoing sentence, the milestone payment set forth under Section 10.1.2.2, i.e. for *** Agreement Compounds or Licensed Products, shall be reduced with a total of ***, i.e. the aggregate of the amount paid under Section 4.8 of the Clinical Trial Agreement *** and the amount received under *** after set off against the amount received under Section 4.8 of the Clinical Trial Agreement).”

8      Amendments to Article 15 (Patent Prosecution and Defence)

8.1      Section 15.10 of the Agreement is amended to read in its entirety as follows:

“15.10     Election not to Prosecute the Additional Licensed Patents. If *** elects not (a) to pursue or continue the filing, prosecution (including any interferences, reissue proceedings and re-examinations) or maintenance of an Additional Licensed Patent in a particular country, or (b) to take any other action with respect to an Additional Licensed Patent in a particular country that is necessary or useful to establish, preserve or extend rights thereto, including by seeking any Patent term extension, restoration or the like that may be available now or in the future, then in each such case ***. Upon receipt of each such notice by *** or if, at any time, *** fails to initiate any such action ***, *** shall have the right, but not the obligation, through counsel of its choosing, to pursue the filing or registration, or support the continued prosecution (including any interferences, reissue proceedings and re-examinations) or maintenance, of such Additional Licensed Patent at its expense in such country. If *** elects to pursue such filing or registration, as the case may be, or continue such support, then *** shall notify *** of such election. Notwithstanding the foregoing, *** shall not be entitled to pursue such filing or registration or continue such support, as set forth above in this Section 15.10, if ***. This Section 15.10 shall, in respect of Additional Licensed Patents, apply in lieu of Section 15.3.

9      Amendments to Article 18 (Representation and Warranties)

9.1      The first paragraph of Section 18.6 of the Agreement is amended to read in its entirety as follows:

“18.6     Palatin represents, warrants and covenants to AstraZeneca as of the Amendment Effective Date and the Second Amendment Effective Date that:”

9.2      For clarity Section 18.6.4 of the Agreement is amended to read in its entirety as follows:

“18.6.4      To Palatin’s and its Affiliates’ Knowledge, there is no actual infringement or threatened infringement of the ***.”

10      Extension of Collaboration Term; Amendments to Article 20 (Term and Termination)

10.1      The Parties hereby agree to extend the Collaboration Term for ***, commencing on the first day of the *** Collaboration Year and, unless the Agreement or the Research Collaboration is earlier terminated pursuant to the Agreement, continuing until expiration of the third Collaboration Year.

10.2      The following is inserted as a new third paragraph immediately after the second paragraph in Section 20.2 of the Agreement:

“Notwithstanding anything else set forth in this Agreement, AstraZeneca shall have the right to terminate the Research Collaboration at any time following the earlier to occur of (i) *** and (ii) AstraZeneca’s receipt ***. Such termination by AstraZeneca shall be effective *** written notice to Palatin. Upon the effective date of such termination:

a)	the Collaboration Term shall terminate;

b)	Palatin shall have no further obligations to AstraZeneca under ***;

c)	AstraZeneca shall have no further obligations to Palatin under ***;

d)	AstraZeneca shall have no further obligations to provide any funding to Palatin pursuant to Article 9, except that AstraZeneca shall pay to Palatin ***; up until such date, all to the extent such costs are not covered by payments already made by AstraZeneca pursuant to Article 9 and subject always to Section 9.2.1(iv);

e)	Palatin shall refund to AstraZeneca any amounts paid by AstraZeneca pursuant to Article 9, for which Palatin has not verified that it has provided the corresponding number of FTEs or paid budgeted and approved Third Party Costs; and

f)	for the avoidance of doubt, AstraZeneca’s obligations to pay royalties and milestones pursuant to Sections 10 and 11 shall continue in force.”

10.3      The following is inserted immediately after the first sentence in Section 20.7(c):

“In addition to and without limiting Palatin’s obligations set forth above in this Section 20.7(c), Palatin shall to the extent it has not already done so, at AstraZeneca’s request and expense promptly make available to AstraZeneca copies or (if requested by AstraZeneca) originals of all ***.”

10.4      Section 20.8 of the Agreement is amended to read in its entirety as follows:

“20.8     Accrued Rights and Surviving Obligations. The termination of this Agreement shall not relieve the Parties from performing any obligations accrued prior to the date this Agreement terminates. Each Party’s obligations under Sections 3.6, 3.7.1 (to the extent that AstraZeneca terminates the Agreement during the Collaboration Term and provided that such provision shall survive for a period of one (1) year after such termination), 3.17, 6.3, 7.1, 7.1(a)-7.1(e), 7.2, 7.3, 12.1, 12.2, 20.7, 20.10 and this Section 20.8 and Articles 1, 13, 19, 24, 25, 26, 29, 31, 32, 33 and 35 and Articles 10 and 11 (but only to the extent set forth in Section 20.7) shall survive the termination or expiration of this Agreement.”

11      Amendments to Article 25

Article 25 of the Agreement is amended to read in its entirety as follows:

“Any dispute with respect to *** shall be subject to the provisions of Article 24, provided that, whatever the dispute resolution proceedings or procedures, the Parties agree that *** shall provide presumptive evidence with respect to any such dispute and Palatin shall bear the burden of proving that such documentation is not accurate.”

12      Miscellaneous

12.1      Second Amendment Effective Date. This Second Amendment shall become effective on the Second Amendment Effective Date.

12.2      Notices. All notices and communications under this Second Amendment shall be as provided in Sections 26.1 and 26.2 of the Agreement.

12.3      Governing Law. The interpretation and construction of this Second Amendment shall be governed by the laws of the State of New York, U.S., excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Second Amendment to the substantive law of another jurisdiction.

12.4      Arbitration. Any controversy or claim arising out of or relating to this Second Amendment shall be settled in accordance with Section 24.2 of the Agreement.

12.5      Entire Agreement. This Second Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement as amended. The Agreement together with this Second Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in the Agreement as amended. Nothing in this Second Amendment is intended to limit or exclude any liability for fraud. All Schedules referred to in this Second Amendment are intended to be and are hereby specifically incorporated into and made a part of the Agreement. The Parties hereby agree that subject to the modifications specifically stated in this Second Amendment, all terms and conditions of the Agreement (including, for the avoidance of doubt the First Amendment of 27 June 2008) shall remain in full force and effect.

12.6      Relation to and Termination of Material Transfer Agreement. The *** is, as of the Second Amendment Effective Date, terminated and of no further force or effect, with the New Compounds (as such term is defined in the ***) constituting Collaboration Materials under this Agreement and all information relating to Studies or Developments (as such terms are defined in the ***) constituting Collaboration Results under this Agreement, with all of the foregoing subject to the terms and conditions of this Agreement, including the confidentiality and non-disclosure obligations of Article 13 of this Agreement.

12.7      Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

_____________________

[Signatures overleaf]

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in two original copies of which the Parties have taken one each.

SIGNED for and on behalf of AstraZeneca AB (publ)		SIGNED for and on behalf of Palatin Technologies, Inc.

Signature		Signature
Name:	Jan M Lundberg	Name:	Stephen T. Wills
Title:	Executive Vice President Global Discovery	Title:	Executive Vice President – Operations and Chief Financial Officer

Schedule 1

***

Schedule 1.107

***

Schedule 1.92

Schedule 1.92 is amended by adding the following:

***

Schedule 3.2

***

Schedule 3.15

***

Schedule 3.16

***

Schedule 3.18(a)

***

Schedule 3.18(b)

***